UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 8, 2005

HERBALIFE LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	333-115363	98-0377871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 309 GT, Ugland House, South Church Street, Grand Cayman, Cayman Islands
(Address of principal executive offices)

Registrant’s telephone number, including area code: (310) 410-9600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

On February 7, 2005, Herbalife Ltd. (the “Company”) issued a press release announcing the consummation on February 5, 2005 of the redemption of 40% aggregate principal amount of its 9 1/2% Notes due 2011 with the proceeds of its recent initial public offering.

The Company also announced in the press release that its fourth quarter earnings conference call will be conducted on February 23, 2005 at 9:00 a.m. PST.

A copy of this press release is attached hereto as Exhibit 99.01.

The information contained in this Item 8.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.01                     Press release issued by Herbalife Ltd. dated February 7, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERBALIFE LTD.

Date: February 8, 2005	By:	/s/ Brett R. Chapman
Brett R. Chapman
General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.01	Press release issued by Herbalife Ltd. dated February 7, 2005